UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23583

Primark Private Equity Investments Fund

(Exact name of registrant as specified in charter)

240 Saint Paul Street, 4th Floor, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)

Gregory C. Davis

Paulita A. Pike

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, CA 94111-4006

(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 802-8500

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

PRIMARK CAPITAL

Primark Private Equity Investments Fund

Semi-Annual Report
September 30, 2022
(Unaudited)

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

TABLE OF CONTENTS

Shareholder Letter	1

Schedule of Investments	2

Statement of Assets and Liabilities	5

Statement of Operations	6

Statements of Changes in Net Assets	7

Statement of Cash Flows	8

Financial Highlights	9

Notes to Financial Statements	10

Approval of Investment Management Agreements and Sub-Advisory Agreement	27

Other Information	32

PRIMARK PRIVATE EQUITY INVESTMENTS FUND SHAREHOLDER LETTER September 30, 2022 (Unaudited)

The overall global markets have continued to be impacted by surging inflation, rising interest rates, tightening monetary stance of many central banks, and the ongoing Russian invasion of Ukraine. This has created an increase in volatility in both the public and private markets, and an overall slowdown in the pace of growth in the global markets.

Whether the Federal Reserve (the “Fed”) can architect a “soft landing” remains a primary economic concern for investors. The Fed has noted that this will be very challenging. Rising inflation has been a key economic issue over the past year as the cost of living has increased at its highest rate in more than 40 years. The persistent high inflation supports the Fed’s stance towards continued rate hikes, which we believe also increases the risk of a recession.

Slowing corporate earnings growth is now also receiving greater attention. Markets had been relatively optimistic about corporate earnings, despite the potential for inflation-induced margin compression. However, markets have become increasingly concerned as companies have begun to issue more gloomy profit warnings and there have been some downward revisions on earnings estimates.

U.S. Private equity dealmakers appear to be feeling the pressure of higher interest rates, as activity in the last 6 months collectively slowed across mergers & acquisitions, growth equity and recap deals. Private equity appetite for deals in China has cooled considerably in 2022 as the region faces a barrage of economic headwinds including slowing global economic growth, higher commodities prices, and continued lockdowns related to COVID-19.

While market volatility will certainly have a continuing impact on private company valuations as we move forward, we believe experienced private equity managers have the opportunity to perform well in this environment given the depth of their diligence processes, flexibility in their investment timing and their value-add business models. We will continue to focus our efforts on investment opportunities that we believe are cash flow positive, showing earnings before interest, taxes, depreciation, and amortization growth in the middle market space.

On behalf of the entire Primark team, I would like to thank you for your continued support and partnership.

Sincerely,

President and Trustee, Primark Private Equity Investments Fund

Semi-Annual Report Dated September 30, 2022	1

PRIMARK PRIVATE EQUITY INVESTMENTS FUND SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited)

PUBLICLY LISTED COMPANIES — 19.7%

CLOSED-END FUNDS — 9.0%	Shares	Value
Apax Global Alpha Ltd.	847,254	$1,626,752
HarbourVest Global Private Equity Ltd.(a)	113,531	2,661,417
HBM Healthcare Investments AG	4,518	1,016,751
HgCapital Trust plc	486,597	1,846,833
Pantheon International plc(a)	715,630	1,925,240
TOTAL CLOSED-END FUNDS (Cost $11,493,032)		$9,076,993

COMMON STOCKS — 10.7%	Shares	Value
FINANCIALS — 7.3%
ASSET MANAGEMENT — 7.3%
3i Group plc	121,160	$1,478,287
AURELIUS Equity Opportunities SE & Company KGaA	66,246	1,237,606
Blue Owl Capital Inc. - Class A	180,000	1,661,399
Onex Corporation	36,006	1,660,304
Wendel SE	17,454	1,262,751
		7,300,347
INDUSTRIALS — 3.4%
INDUSTRIAL CONGLOMERATES — 3.4%
Brookfield Business Partners L.P.	91,500	1,780,590
Compass Diversified Holdings	94,000	1,697,640
		3,478,230
TOTAL COMMON STOCKS (Cost $13,979,464)		$10,778,577

PRIVATE EQUITY INVESTMENTS — 65.3%	Shares	Value
PORTFOLIO COMPANIES — 44.8%
BlueVoyant LLC(a)(b)(c)	2,996,254	$7,200,000
Circuit Clinical Solutions Preferred Series C Stock(a)(b)(c)	112,300	6,000,000
FS NU Investors L.P.(a)(b)(c)(e)	—	4,750,000
Hg Vibranium Co-Invest L.P.(a)(c)(d)(e)	—	7,000,000
Onex ISO Co-Invest L.P.(a)(c)(d)(e)	—	4,426,946
RCP MB Investments A, L.P.(a)(c)(d)(e)	—	8,000,000
TriSalus Life Sciences, Inc. Series B-1 Preferred Stock(a)(b)(c)	22,857,142	8,000,000
		$45,376,946

See accompanying notes to financial statements.

2	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Continued)

PRIVATE EQUITY INVESTMENTS — 65.3% (Continued)	Shares	Value
PORTFOLIO FUNDS — 20.5%
Arsenal Capital Partners Growth L.P.(a)(c)(d)(e)	—	$364,370
Arsenal Capital Partners VI L.P.(a)(c)(d)(e)	—	985,586
Cordillera Investment Fund III, L.P.(a)(c)(d)(e)	—	834,196
Hg Saturn 3 A, L.P.(a)(c)(d)(e)	—	25,342
ICG L.P. Secondaries Fund I L.P.(a)(c)(d)(e)	—	2,473,144
ICG Ludgate Hill IIA Boston L.P. Secondary Fund(a)(c)(d)(e)(f)	—	3,530,714
Onex Structured Credit Opportunities Partners I, L.P.(c)(d)(e)	—	2,892,975
Partners Group Direct Equity IV (USD) A, L.P.(a)(c)(d)(e)	—	5,135,704
Partners Group Secondary 2020 (USD) A, L.P.(a)(c)(d)(e)(f)	—	1,976,099
Saturn Five Frontier I, LLC - Class A(a)(b)(c)(f)	2,500,000	2,500,000
		20,718,130
TOTAL PRIVATE EQUITY INVESTMENTS (Cost $66,037,533)		$66,095,076

TOTAL INVESTMENTS AT VALUE — 85.0% (Cost $91,510,029)		$85,950,646

OTHER ASSETS IN EXCESS OF LIABILITIES — 15.0%		15,160,280

NET ASSETS — 100.0%		$101,110,926

(a)	Non-income producing security.

(b)	Level 3 securities fair valued using significant unobservable inputs (see note 2).

(c)	Restricted investments as to resale (see note 2).

(d)	Investment is valued using net assets value per share (or its equivalent) as a practical expedient (See note 2 for respective investment strategies, unfunded commitments and redemptive restrictions).

(e)	Investment does not issue shares.

(f)	Affiliated investment for which ownership is 5% or more of the investment’s capital (see note 5).

AG – Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

KGaA – Kommanditgesellschaft Auf Aktien is a German Corporate designation standing for partnership limited by shares.

L.P.— Limited Partnerships.

plc – public limited company

SE – Societas Europaea is a European public company.

See accompanying notes to financial statements.

Semi-Annual Report Dated September 30, 2022	3

PRIMARK PRIVATE EQUITY INVESTMENTS FUND SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Continued)

ASSET ALLOCATION (% of Net Assets)

See accompanying notes to financial statements.

4	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND STATEMENT OF ASSETS AND LIABILITIES September 30, 2022 (Unaudited)

ASSETS
Investments in securities:
Affiliated investments at cost (Note 5)	$6,435,694
Unaffiliated investments at cost	85,074,335
Affiliated investments at value (Note 5)	$8,006,813
Unaffiliated investments at value	77,943,833
Cash (Note 2)	18,772,235
Foreign currency, at value (cost $13,379)	12,405
Receivable for capital shares sold	558,985
Tax reclaims receivable	22,511
Dividends and interest receivable	19,431
Prepaid expenses	45,162
TOTAL ASSETS	105,381,375

LIABILITIES
Payable for capital shares redeemed	4,197,554
Payable to Adviser	48,335
Payable to administrator (Note 4)	10,720
Accrued shareholder servicing fees (Note 6)	8,502
Other accrued expenses	5,338
TOTAL LIABILITIES	4,270,449
Contingencies and Commitments (Note 8)

NET ASSETS	$101,110,926

NET ASSETS CONSIST OF:
Paid-in capital	$112,544,496
Accumulated deficit	(11,433,570)
NET ASSETS	$101,110,926

PRICING OF CLASS I SHARES
Net assets applicable to Class I Shares	$101,110,926
Shares of Class I Shares outstanding (no par value, unlimited number of shares authorized)	9,239,185
Net asset value, offering and redemption price per share (a) (Note 2)	$10.94

(a)	Early repurchase fee may apply to tender of shares held for less than one year (Note 9).

See accompanying notes to financial statements.

Semi-Annual Report Dated September 30, 2022	5

PRIMARK PRIVATE EQUITY INVESTMENTS FUND STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2022 (Unaudited)

INVESTMENT INCOME
Dividend income from unaffiliated investments (net of foreign withholding taxes of $24,960)	$474,181
Distributions from Portfolio Funds	15,909
Interest	895
TOTAL INVESTMENT INCOME	490,985

EXPENSES
Investment management fees (Note 4)	730,357
Legal fees	250,858
Shareholder servicing fees, Class I (Note 6)	48,690
Administration fees (Note 4)	44,601
Certifying financial officer fees (Note 4)	22,500
Registration and filing fees	27,929
Insurance expense	26,697
Audit and tax services fees	24,500
Transfer agent fees, Class I (Note 4)	18,202
Compliance fees (Note 4)	20,041
Trustees’ fees (Note 4)	15,000
Proxy services fees	12,403
Custodian fees	12,143
Postage and supplies	12,124
Other expenses	34,654
TOTAL EXPENSES	1,300,699
Management fees waived and expense reimbursements by the Adviser (Note 4)	(326,408)
NET EXPENSES	974,291

NET INVESTMENT LOSS	(483,306)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION
Net realized gains (losses) from:
Unaffiliated Investments	(978,304)
Foreign currency transactions (Note 2)	(5,840)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(10,521,468)
Affiliated Investments	1,571,119
Foreign currency translation (Note 2)	(3,879)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION	(9,938,372)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,421,678)

See accompanying notes to financial statements.

6	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended
	September 30,	Year Ended
	2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment loss	$(483,306)	$(78,076)
Net realized gains (losses) from investments and foreign currencies	(984,144)	284,209
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(8,954,228)	1,172,133
Net increase (decrease) in net assets resulting from operations	(10,421,678)	1,378,266

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Class I	—	(4,597,032)

CAPITAL SHARE TRANSACTIONS
Class I
Proceeds from shares sold	29,731,548	83,696,787
Net asset value of shares issued in reinvestment of distributions to shareholders	—	940,263
Proceeds from early repurchase fees collected (Notes 2 and 9)	84,031	59,615
Payments for shares repurchased	(10,172,575)	(9,790,604)
Net increase in Class I net assets from capital share transactions	19,643,004	74,906,061

TOTAL INCREASE IN NET ASSETS	9,221,326	71,687,295

NET ASSETS
Beginning of period	91,889,600	20,202,305
End of period	$101,110,926	$91,889,600

CAPITAL SHARE ACTIVITY
Class I
Shares sold	2,584,884	6,621,342
Shares reinvested	—	73,746
Shares repurchased	(908,734)	(784,110)
Net increase in shares outstanding	1,676,150	5,910,978
Shares outstanding, beginning of period	7,563,035	1,652,057
Shares outstanding, end of period	9,239,185	7,563,035

See accompanying notes to financial statements.

Semi-Annual Report Dated September 30, 2022	7

PRIMARK PRIVATE EQUITY INVESTMENTS FUND STATEMENT OF CASH FLOWS For the Six Months Ended September 30, 2022 (Unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	$(10,421,678)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(35,260,027)
Purchases of investments from affiliates	(1,498,711)
Proceeds from sale of investments	6,700,238
Cash proceeds from return of capital	840,000
Net realized loss on unaffiliated investments	978,304
Net realized loss on foreign currency translations	5,840
Net change in unrealized depreciation on unaffiliated investments	10,521,468
Net change in unrealized appreciation on affiliated investments	(1,571,119)
Net change in unrealized depreciation on foreign currency translation	3,879
(Increase)/Decrease in Assets:
Decrease dividend and interest receivable	99,611
Increase in tax reclaims receivable	(9,551)
Increase prepaid expenses	(13,344)
Increase/(Decrease) in Liabilities:
Decrease payable to Adviser	(56,309)
Decrease in accrued audit and tax services fees	(51,000)
Decrease in accrued legal fees	(12,500)
Increase to payable to administrator	500
Increase to accrued shareholder servicing fees	1,518
Decrease to trustees’ fees	(2,500)
Decrease to other accrued expenses	(27,630)
Net cash used in operating activities	$(29,773,011)

Cash flows from financing activities
Proceeds from issuance of shares, net of change in receivable for capital shares sold	29,431,629
Proceeds from early repurchased fees collected	84,031
Payment for shares repurchased, net of change in payable for capital shares redeemed	(10,794,601)
Net Cash provided by financing activities	$18,721,059

Net change in cash	(11,051,952
Cash beginning of period	29,836,592
Cash end of period	$18,784,640

See accompanying notes to financial statements.

8	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND CLASS I SHARES FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended
	September 30,		Year Ended	Period Ended
	2022		March 31,	March 31,
	(Unaudited)		2022*	2021*(a)
Net asset value at beginning of period	$12.15		$12.23	$10.00

Income (loss) from investment operations:
Net investment loss (b) (c)	(0.06)		(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	(1.16)		0.83	2.25
Total from investment operations	(1.22)		0.81	2.24

Less distributions from:
Net investment loss	—		(0.90)	(0.01)
Net realized capital gains	—		0.00 (d)	—
Total from distributions	—		(0.90)	(0.01)

Proceeds from early repurchase fees collected (Notes 2 and 9)	0.01		0.01	0.00	(d)

Net asset value at end of period	$10.94		$12.15	$12.23

Total return (e)	(9.88	%) (f)	6.33%	22.44	% (f)

Net assets at end of period (000’s)	$101,111		$91,890	$20,202

Ratios/supplementary data:
Ratio of total expenses to average net assets (g)	2.67	% (h)	2.77%	5.36	% (h)
Ratio of net expenses to average net assets (g) (i)	2.00	% (h)	2.00%	2.00	% (h)
Ratio of net investment loss to average net assets (b) (i)	(0.99	%) (h)	(0.15%)	(0.10	%) (h)
Portfolio turnover rate	9	% (f)	12%	3	% (f)

*	Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	Represents the period from the commencement of operations (August 26, 2020) through March 31, 2021.

(b)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratio of net investment loss does not include the net investment income/loss of the investment companies in which the Fund invests.

(c)	Net investment loss per share has been calculated using the average daily shares outstanding during the period.

(d)	Amount rounds to less than $0.01 per share.

(e)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(f)	Not annualized.

(g)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of September 30, 2022 the Fund’s underlying investment companies included a range of management and/or administrative fees from 0.0% to 2.00% (unaudited) and performance fees from 0.0% to 20% (unaudited).

(h)	Annualized.

(i)	Ratio was determined after management fees waived and expense reimbursements (Note 4).

See accompanying notes to financial statements.

Semi-Annual Report Dated September 30, 2022	9

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited)

1. Organization

Primark Private Equity Investments Fund (the “Fund”) is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund’s investment objective is to generate long-term capital appreciation, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in private equity investments, including: (i) investments in the equity of private operating companies (“Portfolio Companies”); (ii) primary and secondary investments in private equity funds (“Portfolio Funds”) managed by third-party managers; and (iii) investments in publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, business development companies, special purpose acquisition companies, alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies. The Fund will also invest in short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles. The Fund commenced operations on August 26, 2020.

The Fund currently offers one class of shares: Class I Shares which are sold without any sales loads, but subject to shareholder servicing fees of up to 0.10% of the average daily net assets of Class I and subject to a $1,000,000 initial investment minimum. As of September 30, 2022, Class II shares (to be sold without any sales loads, but subject to distribution and/ or shareholder servicing fees of up to 0.25% of the average daily net assets of Class II and subject to a $50,000 initial investment minimum) are not currently offered. When all classes are offered, each class of shares will have identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies.

Basis of Presentation and Use of Estimates — The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Cash and Cash Equivalents — Idle cash may be swept into various interest bearing overnight demand deposits and is classified as a cash equivalent on the Statement of Assets and Liabilities. The Fund maintains cash in the bank deposit accounts which, at times, may exceed United States federally insure limit of $250,000. Amounts swept overnight are available on the next business day.

Valuation of Securities –- The Fund calculates the net asset value (“NAV”) of each class of shares of the Fund as of the close of business on each business day (each, a “Determination Date”). In determining the NAV of each class of shares, the Fund values its investments as of the relevant Determination Date. The net assets of each class of the Fund equals the value of the total assets of the class, less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date.

The valuation of the Fund’s investments is performed in accordance with the Pricing and Fair Valuation Policies adopted by the Trustees of the Fund (the “Board”), and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures.

10	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price. Debt instruments for which market quotations are readily available are typically valued based on such market quotations. When a marketing quotation for a portfolio security is not readily available or is deemed unreliable and for the purpose of determining the value of the other Fund assets, the asset is priced at its fair value.

The Board has designated Primark Advisors LLC (the “Adviser” or “Valuation Designee”), the investment adviser to the Fund, as the Valuation Designee pursuant to Rule 2a-5 under the 1940 Act to perform the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Fair Valuation of Investments Policy. In furtherance of its duties as Valuation Designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee typically applies widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

The Fund’s investments in Portfolio Companies may be made directly with the Portfolio Company or through a special purpose vehicle (“SPV’). Portfolio Companies may be valued at acquisition cost or based on recent transactions. If the Portfolio Company investment is made through an SPV, it will generally be valued based on the latest NAV reported by the SPV. These Portfolio Companies are monitored for any independent audits or impairments reported on the potential value of the investment in accordance with the Fair Valuation of Investments Policy.

Portfolio Funds are generally valued based on the latest NAV reported by the Portfolio Fund Manager. New purchases of Portfolio Funds may be valued at acquisition cost initially until a NAV is provided by the Portfolio Fund Manager. If the NAV of an investment in a Portfolio Fund is not available at the time the Fund is calculating its NAV, the Valuation Committee will consider any cash flows since the reference date of the last NAV reported by the Portfolio Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last NAV reported by the Portfolio Fund Manager.

In addition to tracking the NAV plus related cash flows of such Portfolio Funds, the Valuation Committee may consider relevant broad-based and issuer (or fund) specific valuation information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair

Semi-Annual Report Dated September 30, 2022	11

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

value), the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Committee applies valuation methodologies as outlined above.

U.S. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical assets

●	Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Private equity investments that are measured at fair value using the NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the investment fund if the Fund’s investment is withdrawn at the measurement date based on NAV.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and inputs used to value the investments, by security type, as of September 30, 2022:

	Practical
Investments in Securities	Expedient*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$—	$9,076,993	$—	$—	$9,076,993
Common Stocks	—	10,778,577	—	—	10,778,577
Private Equity Investments**	37,645,076	—	—	28,450,000	66,095,076
Total	$37,645,076	$19,855,570	$—	$28,450,000	$85,950,646

*	Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

**	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout please refer to the Schedule of Investments.

12	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Private Equity Investment(a)	Investment Strategy	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period
Arsenal Capital Partners Growth L.P.	Healthcare and Industrial Growth	$364,370	$2,032,400	Subject to General Partner consent	Not Applicable
Arsenal Capital Partners VI L.P.	Healthcare and Industrial Growth	985,586	6,821,903	Subject to General Partner consent	Not Applicable
Cordillera Investment Fund III, L.P.	Niche non-correlated	834,196	656,997	Subject to General Partner consent	Not Applicable
Hg Saturn 3 A, L.P.	Global private equity investments	25,342	4,974,658	Subject to General Partner consent	Not Applicable
Hg Vibranium Co-Invest L.P.	Enterprise resource planning and Technology	7,000,000	—	Subject to General Partner consent	Not Applicable
ICG L.P. Secondaries Fund I L.P.	U.S. and Europe Secondaries mid-market	2,473,144	2,529,669	Subject to General Partner consent	Not Applicable
ICG Ludgate Hill IIA Boston L.P. Secondary Fund	North American Buy Out	3,530,714	2,503,017	Subject to General Partner consent	Not Applicable
Onex ISO Co-Invest L.P.	Financial Services	4,426,946	—	Subject to General Partner consent	Not Applicable
Onex Structured Credit Opportunities Partners I, L.P.	Middle Market Collateralized Loan Obligation	2,892,975	998,626	Subject to General Partner consent	Not Applicable
Partners Group Direct Equity IV (USD) A,L.P.	Global private equity investments	5,135,704	2,205,000	Subject to General Partner consent	Not Applicable
Partners Group Secondary 2020 (USD) A,L.P.	Global Private Equity Secondary Investments	1,976,099	3,542,553	Subject to General Partner consent	Not Applicable
RCP MB Investments A, L.P.	Payment processing software and Technology	8,000,000	—	Subject to General Partner consent	Not Applicable
		$59,145,076	$26,264,863

(a)	Refer to the Schedule of Investment for classifications of individual securities.

Semi-Annual Report Dated September 30, 2022	13

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

		Transfers	Transfers out
	Beginning	into	of
	balance	Level 3	Level 3
	March 31,	during the	during the	Purchases or	Sales or
	2022	period	period	Conversations	Conversions
Portfolio Companies
Portfolio Companies	$19,000,000	$—	$—	$7,750,000	$—
Portfolio Funds	5,746,983	—	(3,530,714)	—	—

			Change in net	Ending
			unrealized	Balance
	Net realized		Appreciation	September 30,
	gain(loss)	Distributions	(Depreciation)	2022
Portfolio Companies
Portfolio Companies	$—	$—	$(800,000)	$25,950,000
Portfolio Funds	—	(840,000)	1,123,731	2,500,000

Transfers out of Level 3 during the period represent investments that are being measured at fair value using the NAV per share (or its equivalent) as a practical expedient.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of September 30, 2022:

					Impact to
					Valuation from
		Valuation	Unobservable		an increase
Level 3 Investment(a)	Fair Value	Technique	Inputs	Range of Inputs	in Input
BlueVoyant LLC	$7,200,000	Market Approach/ Market Comparable	Revenue Multiples	2.75x to 11.70x	Increase
			EBITDA Multiples	3.8x to 27.5x	Increase
Circuit Clinical Solutions Preferred Series C Stock	6,000,000	Market Approach/ Market Comparable	Revenue Multiples	0.92x to 3.89x	Increase
			EBITDA Multiples	11.9x to 19.7x	Increase
FS NU Investors LP	4,750,000	Market Approach	Cost	Not Applicable	Not Applicable
TriSalus Life Sciences	8,000,000	Market Approach/ Market Comparable	Revenue Multiples	2.21x to 5.18x	Increase
			EBITDA Multiples	9.9x to 19.1x	Increase

14	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

					Impact to
					Valuation from
		Valuation	Unobservable		an increase
Level 3 Investment(a)	Fair Value	Technique	Inputs	Range of Inputs	in Input
Saturn Five Frontier I, LLC Class A	$2,500,000	Market Approach	Cost	Not Applicable	Not Applicable
	$28,450,000

(a)	Refer to Schedule of Investments for classifications of individual securities.

Restricted Securities – Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board. The Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

Additional information on each restricted investment held by the Fund at September 30, 2022 is as follows:

Security Description	Acquisition Date	Cost	Value	% of Net Assets
Portfolio Company
BlueVoyant LLC	10/29/2021	$8,000,000	$7,200,000	7.12%
Circuit Clincial Solutions Preferred Series C Stock	1/13/2022	6,000,000	6,000,000	5.93%
FS NU Investors, LP	8/11/2022	4,750,000	4,750,000	4.70%
Hg Vibranium Co-Invest L.P.	6/29/2022	7,007,148	7,000,000	6.92%
Onex ISO Co-Invest L.P.	10/29/2021	5,000,000	4,426,946	4.38%
RCP MB Investments A, L.P.	7/11/2022	8,227,418	8,000,000	7.91%
TriSalus Life Sciences	12/30/2021	8,000,000	8,000,000	7.91%

Portfolio Funds
Arsenal Capital Partners Growth L.P.	2/28/2022	466,963	364,370	0.36%
Arsenal Capital Partners Fund VI (1B)	5/23/2022	1,178,097	985,586	0.97%
Cordillera Investment Fund III, L.P.	5/3/2022	849,861	834,196	0.83%
Hg Saturn 3 A, L.P.	7/5/2022	25,342	25,342	0.03%
ICG L.P. Secondaries Fund I L.P.	5/13/2022	2,473,144	2,473,144	2.45%
ICG Ludgate Hill IIA Boston L.P. Secondary Fund	12/22/2021	2,406,983	3,530,714	3.49%
Onex Structured Credit Opportunities Fund I, L.P.	11/1/2021	2,770,160	2,892,975	2.86%
Partners Group Direct Equity IV (USD) A, L.P.	8/12/2021	4,853,706	5,135,704	5.08%
Partners Group Secondary 2020 (USD) A, L.P.	5/23/2022	1,528,711	1,976,099	1.95%

Semi-Annual Report Dated September 30, 2022	15

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

Security Description	Acquisition Date	Cost	Value	% of Net Assets
Saturn Five Frontier I, LLC	12/15/2021	$2,500,000	$2,500,000	2.47%
		$66,037,533	$66,095,076	65.37%

Foreign Currency Translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class, except that a 2.00% early repurchase fee may be charged as discussed in Note 9.

Investment Income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment Transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Distributions to Shareholders – Distributions to shareholders arising from net investment and net realized capital gains, if any, are declared and paid annually to shareholders. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders during the six months ended September 30, 2022. The tax character of distributions paid during the period ended March 31, 2022 are as follows:

	Ordinary	Long-Term	Taxable	Total
	Income	Capital Gains	Overdistribution	Distributions
Periods Ended
March 31, 2022	$4,542,518	$754	$54,060	$4,597,032

16	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

Federal Income Tax – The Fund has elected and intends to continue to elect to be treated as a registered investment company (“RIC”) for U.S. federal income tax purposes, and it has qualified, and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of September 30. The following information is computed on a tax basis for each item as of September 30, 2022:

Cost of portfolio investments*	$91,476,062
Gross unrealized appreciation*	2,009,899
Gross unrealized depreciation	(7,535,315)
Net unrealized depreciation	$(5,525,416)
Net unrealized depreciation on foreign currency translation	(4,500)
Accumulated Capital and Other Losses	(5,903,654)
Accumulated deficit	$(11,433,570)

*	Included affiliated securities cost $6,435,694 and gross unrealized appreciation $ 1,571,119.

As of September 30, 2022, the Fund had short-term and long-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $85,455 and $930,013, respectively. Net qualified late year ordinary losses represent losses incurred after December 31. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended September 30, 2022, the Fund deferred qualified late year ordinary losses of $4,888,186.

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and U.S. GAAP. These “book/tax” differences are temporary in nature and are primarily due to holdings classified as passive foreign investment companies (“PFICs”) and Master Limited Partnerships (“MLP”).

For the tax year ended September 30, 2022, the Fund reclassified $13,711 of accumulated earnings against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year and all open tax years.

During the tax year ended September 30, 2022, the Fund did not incur any taxes, interest or penalties. Generally, tax authorities can examine tax returns filed during the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal.

Semi-Annual Report Dated September 30, 2022	17

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

3. Investment Transactions

During the six months ended September 30, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $36,758,738 and $7,527,833, respectively.

4. Transactions with Related Parties and Other Service Providers

Under the terms of the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser may, but is not obligated to, waive up to 0.50% of the Management Fee on cash and cash equivalents held in the Fund from time to time.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate of 2.00% and 2.25% of the average daily net assets of Class I and Class II shares of the Fund (the “Expense Cap”), respectively. Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses. Pursuant to the agreement, expenses totaling $326,408 were waived and/or reimbursed from the Adviser during the six months ended September 30, 2022.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, the Adviser may, for a period ending three years after the end of the month in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement is expected to continue in effect through July 31, 2023 and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. As of September 30, 2022, the Adviser may seek repayment of investment management fees and expense reimbursements no later than the date below:

March 31, 2024	$221,462
March 31, 2025	410,905
September 30, 2025	326,408
$958,775

On July 28, 2022, shareholders of the Fund approved (i) a new investment management agreement (“Advisory Agreement”) between the Adviser and the Fund, and (ii) a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Meketa Investment Group Inc. (“Meketa” or the “Sub-Adviser”), with respect to the Fund. The Advisory Agreement was effective July 29, 2022. Effective September 1, 2022, Meketa is the sub-adviser to the Fund. The Adviser has allocated responsibility for a substantial portion of the assets, and may in the future allocate all of the assets, of the Fund to the Sub-Adviser for the day-to-day investment management of such assets subject to the Adviser’s oversight. Pursuant to the Sub-Advisory Agreement, the Sub-Advisor is compensated by the Adviser.

18	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

Employees of PINE Advisors, LLC (“PINE”) serve as the Fund’s Chief Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the six months ended September 30, 2022 are disclosed in the Statement of Operations as certifying financial officer fees.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus (the “Master Services Agreement”). For its services, the Fund pays Ultimus a fee and separate fixed fees to make certain filings. The Fund also reimburses Ultimus for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued daily and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

Until May 23, 2022, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provided compliance services to the Fund pursuant to a Compliance Services Consulting Agreement. For its services, the Fund paid NLCS a fee for supplying the Fund’s Chief Compliance Officer and related compliance services. The Fund also reimburses NLCS for certain out-of-pocket expenses incurred on the Fund’s behalf. These fees were accrued daily and paid quarterly by the Fund. Effective May 23, 2022, Brian MacKenzie, an employee of PINE, serves as the Chief Compliance Officer of the Fund.

Pursuant to a Distribution Agreement, the Fund continuously offers the Class I shares at their NAV per share through Foreside Fund Services, LLC, the principal underwriter and distributor of the shares (the “Distributor”). Under the Fund’s Distribution Agreement, the Distributor is also responsible for entering into agreements with broker-dealers or other financial intermediaries to assist in the distribution of the shares, reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

A Trustee and certain officers of the Fund are affiliated with the Adviser, or Ultimus.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)19 of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an amount of $2,500 per meeting. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Beneficial Ownership of Fund Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of September 30, 2022, the following shareholders owned of record more than 25% of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Charles Schwab & Co (for the benefit of its customers)	32%

Semi-Annual Report Dated September 30, 2022	19

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

5. Affiliated Investments

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of September 30, 2022.

	Beginning			Change in		Ending
	Fair Value			Unrealized	Net	Fair Value
Non-Controlled	March 31,	Purchases or	Sales or	Appreciation	Realized	September 30,	Investment
Affiliates	2022	Contributions	Distributions	(Depreciation)	Gain (Loss)	2022	Income
ICG Ludgate Hill IIA Boston L.P. Secondary Fund	$—	$3,246,983	$(840,000)	$1,123,731	$—	$3,530,714	$—
Partners Group Secondary 2020 (USD) A,L.P.	—	1,498,711	—	477,388	—	1,976,099	—
Saturn Five Frontier I, LLC	2,500,000	—	—	—	—	2,500,000	—

6. Shareholder Servicing Plan

The Fund operates a Shareholder Servicing Plan (the “Plan”) with respect to Class I Shares. The Shareholder Servicing Plan will allow the Fund to pay shareholder servicing fees in respect of shareholders holding Class I Shares. Under the Plan, the Fund will be permitted to pay as compensation to qualified recipients up to 0.10% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (the “Shareholder Servicing Fee”). Class II Shares are not subject to the Shareholder Servicing Fee. During the six months ended September 30, 2022, the total expenses incurred pursuant to the Plan were $48,690.

7. Risk Factors

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak, and systemic market dislocations can be highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

20	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

The impact of the COVID-19 outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Private Equity Investments, the Fund and a Shareholder’s investment in the Fund.

Unlisted Closed-End Structure; Liquidity Limited to Quarterly Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting quarterly repurchase offers, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.

Concentration of Investments. Except to the extent required by applicable law and the Fund’s fundamental policies, there are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (a) any one geography, (ii) any one Fund Investment, (iii) in a Private Equity Investment managed by a particular general partner or its affiliates, (iv) indirectly in any single industry or (v) in any issuer. In addition, a Portfolio Company’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the investment portfolio may at times be significantly concentrated, both as to managers, geographies, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Semi-Annual Report Dated September 30, 2022	21

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

Limited operating history of Private Equity Investments. Private Equity Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Private Equity Investment will be limited. Moreover, even to the extent a Private Equity Investment has a longer operating history, the past investment performance of any of the Private Equity Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities it receives or the Portfolio Fund Managers (as applicable) that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Private Equity Investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. The Private Equity Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Investments in the Portfolio Funds generally; dependence on the Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Valuations of Private Equity Investments; valuations subject to adjustment. The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its daily net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund or direct private equity investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.

Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

22	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:

●	changes in regulatory policies or tax guidelines;

●	changes in earnings or variations in operating results;

●	changes in the value of the Private Equity Investments;

●	changes in accounting guidelines governing valuation of the Private Equity Investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

●	departure of the Adviser or certain of its respective key personnel;

●	general economic trends and other external factors; and

●	loss of a major funding source.

Valuation of Private Equity Investments uncertain. Under the 1940 Act, the Fund is required to carry Private Equity Investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser, in accordance with the Fund’s valuation procedures, which have been approved by the Board. There is not a public market or active secondary market for many of the securities of the privately held companies in which the Fund intends to invest. Rather, many of the Private Equity Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund will value these securities at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Adviser has a conflict of interest in making the determination. The Fund values these securities daily at fair value determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Private Equity Investments. Under limited circumstances (such as to resolve a pricing issue regarding a Private Equity Investment), the Fund may retain a valuation assurance service provider to provide the Fund reasonable assurance on the correctness of the processes and procedures leading to the fair value determinations by the Adviser.

Liquidity and Valuation Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the Securities and Exchange Commission’s (the “SEC”) standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the

Semi-Annual Report Dated September 30, 2022	23

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Publicly Traded Private Equity Risk. Publicly traded private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Publicly traded private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Publicly traded private equity occupies a small portion of the public equity universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private equity companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments.

Publicly traded private equity vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private equity transactions are significantly easier to execute than other types of private equity investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Foreign Investments and Emerging Markets Risk. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, a Portfolio Fund and/or a Portfolio Company may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund or a Portfolio Fund in respect of its foreign securities will reduce the Fund’s yield.

In addition, the tax laws of some foreign jurisdictions in which a Portfolio Fund or Portfolio Company may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under GAAP, a Portfolio Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Portfolio Fund’s net asset value at the time accrued, even though, in some cases, the Portfolio Fund ultimately will not pay the related tax liabilities. Conversely, a Portfolio Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Portfolio Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s or a Portfolio Fund’s ability to invest in securities of certain issuers located in those

24	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund or a Portfolio Fund or Portfolio Company will satisfy applicable foreign reporting requirements at all times.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, investors bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. As of September 30, 2022, the Fund had 9.0% of the value of its net assets invested in closed-end funds.

8. Contingencies and Commitments

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of September 30, 2022, the Fund had unfunded commitments in the amount of $33,764,863. At September 30, 2022, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

The Fund’s unfunded commitments as of September 30, 2022 are as follows:

		Unfunded
Private Equity Investment	Fair Value	Commitment
Apax XI (a)	$—	$5,000,000
Saturn Five Frontier I, LLC	2,500,000	2,500,000
Investments valued at NAV as a practical expedient (b)	59,145,076	26,264,823

(a)	As of September 30, 2022, $5,00,000 has been committed to for this investment but has not yet been funded by the Fund.

(b)	See Note 2 for investments valued at NAV as a practical expedient.

9. Capital Stock

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at the applicable NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at the applicable NAV per share. There is no guarantee that a shareholder will be able to sell all of the shares that the investor desires to sell in the Repurchase Offer. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their shares in response to a repurchase offer).

Semi-Annual Report Dated September 30, 2022	25

PRIMARK PRIVATE EQUITY INVESTMENTS FUND NOTES TO FINANCIAL STATEMENTS September 30, 2022 (Unaudited) (Continued)

During the six months ended September 30, 2022, the Fund completed two quarterly repurchase offers. In each offer, the Fund offered to repurchase up to 5% of its issued and outstanding Class I shares at a price equal to the NAV as of the Repurchase Pricing Date. The results of the completed repurchase offers were as follows:

Commencement Date	May 20, 2022	August 19, 2022
Repurchase Request Deadline	June 30, 2022	September 30, 2022
Repurchase Pricing Date	June 30, 2022	September 30, 2022
Value of Shares repurchased	$5,975,020	$4,197,555
Shares repurchased	525,045	383,689
% of Shares Accepted by the Fund for Repurchased	5.7%	4.6%

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. During the periods ended September 30, 2022 and March 31, 2022 proceeds from early repurchase fees charged by the Fund totaled $84,031 and $59,615 respectively.

10. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

26	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENT

Approval of Continuance of Investment Management Agreement

At a meeting held on May 3, 2022, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the continuance of the Investment Management Agreement between the Adviser and the Fund (the “Management Agreement”). In advance of the meeting, the Board requested, and the Adviser provided, certain information related to the Adviser and the terms of the proposed Management Agreement.

In the course of consideration of the approval of the Management Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the Management Agreement. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the approval of the continuance of the Management Agreement and reaching their conclusions with respect to the Management Agreement, the Trustees took note of relevant judicial precedent and regulations adopted by the SEC that set forth the factors to be considered by the Trustees when deciding to approve an investment advisory agreement. These factors include, but are not limited to, the following: (1) the nature, extent, and quality of the services to be provided to the Fund; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Trustees, including the Independent Trustees, considered a variety of factors, including those described below. The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented and any compliance issues raised by the Adviser’s presentation.

Nature, Extent and Quality of Services. The Trustees considered materials provided by the Adviser regarding the nature, extent and quality of the services provided to the Fund by the Adviser, including an overview of the Adviser and the personnel that perform services for the Fund. The Trustees reviewed information regarding the Adviser and the personnel expected to perform services for the Fund. The Trustees considered the qualifications, background and responsibilities of the individuals at the Adviser who oversee the day-to-day investment management and operations of the Fund and its service providers.

Performance. The Trustees considered information relating to the Fund’s and the Adviser’s performance. The Trustees considered the performance of the Fund for the 2021 calendar year and monthly performance of the Fund and of certain comparable peer funds for the period from the Fund’s inception (August 26, 2020) through March 31, 2022. The Trustees noted that the Fund underperformed its peers for the 2021 calendar year and considered that the Fund was recently organized and that additional time was necessary to evaluate the Fund’s performance.

Fees and Expenses. The Trustees next considered information regarding the Fund’s expense ratio and its various components, including the management fee for the Fund. The Trustees noted that the investment strategy of the Fund was fairly differentiated from strategies that are currently available in the marketplace and there were a limited number of comparable funds. They compared the Fund’s fees, projected expenses and overall expense ratio to expense information for the Fund’s peer group, as presented by the Adviser, noting that the management fee and overall expense ratio for the Fund were at the low end of the range for the funds in the peer group. The Trustees noted that the Adviser had agreed to reduce the management fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of each class of the Fund, excluding certain “excluded expenses”.

Semi-Annual Report Dated September 30, 2022	27

PRIMARK PRIVATE EQUITY INVESTMENTS FUND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENT

Profitability. The Trustees considered the Adviser’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Adviser provides in performing its functions under the Management Agreement and the Adviser’s costs in managing the Fund.

Economies of Scale. The Trustees considered whether the Adviser currently realizes economies of scale with respect to its management of the Fund. The Trustees also considered that the Fund may expect to achieve economies of scale as the Fund continues to grow and that the Board will reevaluate whether such economics exist from time to time.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits,” noting that the Adviser did not anticipate any fallout benefits at this stage.

Conclusion. The Trustees, having requested and received such information from the Adviser as they believed reasonably necessary to evaluate the terms of the Management Agreement, with the Independent Trustees having met in executive session with counsel, determined that the Management Agreement should be approved for an additional one-year term.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that the approval of the continuance of the Management Agreement is in the best interests of the Fund and its shareholders.

Approval of New of Investment Management Agreement

At a meeting held on May 27, 2022, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved a new Investment Management Agreement between the Adviser and the Fund (the “New Management Agreement”). The New Management Agreement was proposed in anticipation of a transaction (the “Transaction”) between the two holders of interests of the Adviser’s parent company that could be deemed to result in a change of control of the Adviser, which, in turn, may be deemed to result in an “assignment” of the Fund’s existing investment management agreement under the 1940 Act. Under the 1940 Act, an assignment results in the automatic termination of such agreement. In advance of the meeting, the Board requested, and the Adviser provided, certain information related to the Adviser and the terms of the proposed New Management Agreement.

In the course of consideration of the approval of the New Management Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the New Management Agreement. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the approval of the New Management Agreement and reaching their conclusions with respect to the New Management Agreement, the Trustees took note of relevant judicial precedent and regulations adopted by the SEC that set forth the factors to be considered by the Trustees when deciding to approve an investment advisory agreement. These factors include, but are not limited to, the following: (1) the nature, extent, and quality of the services to be provided to the Fund; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Trustees, including the Independent Trustees, considered a variety of factors, including those described below. The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented and any compliance issues raised by the Adviser’s presentation.

28	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENT

Nature, extent and quality of services. The Trustees considered materials provided by the Adviser regarding the nature, extent and quality of the services provided to the Fund by the Adviser, including a representation by the Adviser that the nature, extent and quality of its services were not expected to diminish following completion of the Transaction. The Trustees reviewed information regarding the Adviser and the personnel expected to perform services for the Fund following the Transaction. The Trustees considered the qualifications, background and responsibilities of the individuals at the Adviser who would oversee the day-to-day management and operations of the Fund and its service providers.

Performance. The Trustees considered information relating to the Fund’s and the Adviser’s performance provided at its May 3, 2022 Meeting. Among other information, the Trustees considered the performance of the Fund, noting that the Adviser intends to continue to oversee the Fund with the same investment objective and substantially similar strategies following the Transaction. The Trustees considered the performance of the Fund for the 2021 calendar year and monthly performance for the Fund and of certain comparable peer funds for the period from the Fund’s inception (August 26, 2020) through March 31, 2022. The Trustees noted that the Fund underperformed its peers for the 2021 calendar year and considered that the Fund was recently organized and that additional time was necessary to evaluate the Fund’s performance.

Fees and Expenses. The Trustees next considered information regarding the Fund’s expense ratio and its various components, including the management fee for the Fund. The Trustees noted that the investment strategy of the Fund was fairly differentiated from strategies that are currently available in the marketplace and there were a limited number of comparable funds. They compared the Fund’s fees, projected expenses and overall expense ratio to expense information for the Fund’s peer group, as presented by the Adviser, noting that the management fee and overall expense ratio for the Fund were at the low end of the range for the funds in the peer group. The Trustees noted that the Adviser had agreed to reduce the management fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of each class of the Fund, excluding certain “excluded expenses”. The Trustees noted that there is no change in the rate of the fees that the Fund will pay the Adviser under the New Management Agreement.

Profitability. The Trustees considered the Adviser’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Adviser is expected to provide under the New Management Agreement, including the Adviser’s costs in managing the Fund.

Economies of Scale. The Trustees considered whether the Adviser currently realizes economies of scale with respect to its management of the Fund. The Trustees also considered that the Fund may expect to achieve economies of scale as the Fund continues to grow and that the Board will reevaluate whether such economics exist from time to time.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits,” noting that the Adviser did not anticipate any fallout benefits at this stage.

Conclusion. The Trustees, having requested and received such information from the Adviser as they believed reasonably necessary to evaluate the terms of the proposed New Management Agreement, with the Independent Trustees having met in executive session with counsel, determined that the New Management Agreement should be approved and submitted to a vote of shareholders for approval.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that the approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

Semi-Annual Report Dated September 30, 2022	29

PRIMARK PRIVATE EQUITY INVESTMENTS FUND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENT

Approval of Sub-Advisory Agreement

At a meeting held on May 27, 2022, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the Sub-Advisory Agreement between the Adviser and Meketa (the “Sub-Advisory Agreement”), to permit Meketa to manage the Fund’s investment portfolio. In advance of the meeting, the Board requested, and the Adviser and Meketa provided, certain information related to Meketa and the terms of the proposed Sub-Advisory Agreement.

In the course of consideration of the approval of the Sub-Advisory Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the Sub-Advisory Agreement. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and Meketa, and also met separately with their independent legal counsel.

In considering the approval of the Sub-Advisory Agreement and reaching their conclusions with respect to the Sub-Advisory Agreement, the Trustees took note of relevant judicial precedent and regulations adopted by the SEC that set forth factors to be considered by the Trustees when deciding to approve an investment advisory agreement (including a sub-advisory agreement). These factors include, but are not limited to, the following: (1) the nature, extent, and quality of the services to be provided to the Fund; (2) the investment performance of the Fund and the sub-adviser; (3) the costs of the services to be provided and profits to be realized by the sub-adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Trustees, including the Independent Trustees, considered a variety of factors, including those described below. The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented and any compliance issues raised by the Meketa’s presentation.

Nature, extent and quality of services. The Trustees reviewed materials provided by Meketa regarding the nature, extent and quality of the services to be provided to the Fund by Meketa, including an overview of Meketa and the personnel that would perform services for the Fund. The Trustees reviewed the most recent Form ADV for Meketa and considered the qualifications, background and responsibilities of the members of Meketa’s portfolio management team who would oversee the day-to-day investment management and operations of the Fund. The Trustees considered Meketa’s process for identifying investment opportunities and Meketa’s long history of covering and recommending private equity investments. The Trustees also considered Meketa’s support resources available for investment research, compliance and operations. The Trustees also considered Meketa’s risk management processes and took into account the financial condition of Meketa with respect to its ability to provide the services required under the Sub-Advisory Agreement.

Performance. The Trustees noted that Meketa did not manage other funds and accounts using an investment strategy similar to that proposed to be used for the Fund but considered Meketa’s investment strategy and experience in evaluating and investing in private equity investments. Among other information, the Trustees noted that Meketa intends to manage the Fund with the same investment objective and substantially similar principal investment strategies as those currently used by the Adviser.

Sub-Advisory Fees. The Trustees noted that the Adviser, and not the Fund, is responsible for paying the fees charged by Meketa.

30	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIMARK PRIVATE EQUITY INVESTMENTS FUND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENT

Profitability. In considering the anticipated profitability of Meketa with respect to the provision of sub-advisory services to the Fund, the Trustees considered information regarding Meketa’s organization, management and financial stability. The Board took into account the Adviser’s discussion of the proposed sub-advisory fee structure, and the services Meketa is expected to provide in performing its duties under the Sub-Advisory Agreement.

Economies of Scale. The Trustees considered whether the Meketa would realize economies of scale with respect to its management of the Fund. The Trustees also considered that the Fund may expect to achieve economies of scale as the Fund continues to grow and that the Board will reevaluate whether such economics exist from time to time.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits” to Meketa. The Trustees considered that, if shareholders approve the Sub-Advisory Agreement, Meketa is expected to hold, indirectly, 20% of the outstanding voting interests of Primark Capital, the Adviser’s parent company. They noted that this arrangement was expected to further align Meketa’s interests with the performance of the Fund.

Conclusion. The Trustees, having requested and received such information from the Adviser and Meketa as they believed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, with the Independent Trustees having met in executive session with counsel, determined that approval of the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders.

Semi-Annual Report Dated September 30, 2022	31

PRIMARK PRIVATE EQUITY INVESTMENTS FUND OTHER INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-792-0924, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-792-0924, or on the SEC’s website at www.sec.gov.

SHAREHOLDER MEETING

At a Special Meeting of Shareholders of the Fund, held at the offices of Primark Advisors LLC (the “Adviser”) 240 Saint Paul Street, 4th Floor, Denver, Colorado 80206, on July 28, 2022, shareholders of record as of the close of business on May 31, 2022, voted to approve the following proposals:

Proposal to approve a new Investment Advisory Agreement between Primark Advisors LLC and the Fund

For: 4,070,502

Against: 15,983

Abstain: 95,242

Proposal to approve a new sub-advisory agreement between the Adviser and Meketa Investment Group Inc. with respect to the Fund:

For: 4,070,502

Against: 9,278

Abstain: 101,947

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling 1-877-792-0924. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov or by visiting www.primarkcapital.com.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the NAV per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s administrator at P.O. Box 541150, Omaha, NE 68154-9150 or 1-877-792-0924.

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report may contain certain forward-looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ’‘believes,’’ ’‘expects,’’ ’‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the SEC. The Fund undertakes no obligation to update any forward-looking statement.

32	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

PRIVACY NOTICE
FACTS	WHAT DOES PRIMARK PRIVATE EQUITY INVESTMENTS FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Primark Private Equity Investments Fund share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-877-792-0924

Semi-Annual Report Dated September 30, 2022	33

Who we are
Who is providing this notice?	Primark Private Equity Investments Fund
What we do
How does Primark Private Equity Investments Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Primark Private Equity Investments Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Primark Private Equity Investments Fund does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

●    Primark Private Equity Investments Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Primark Private Equity Investments Fund does not jointly market.

34	PRIMARK PRIVATE EQUITY INVESTMENTS FUND

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Investment Adviser Primark Advisors LLC 240 Saint Paul Street 4th Floor Denver, Colorado	Legal Counsel Ropes & Gray LLP Three Embarcadero Center San Francisco, California

Sub-Adviser Meketa Investment Group 80 University Avenue Westwood, Massachusetts	Custodian UMB Bank, n.a. 1010 Grand Boulevard Kansas City, Missouri

Distributor Foreside Financial Services, LLC Three Canal Plaza Suite 100 Portland, Maine	Trustees Michael Bell, President Brien Biondi Clifford J. Jack Sean Kearns

Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio	Officers Derek Mullins, Treasurer Jesse D. Hallee, Secretary Brian T. MacKenzie, Chief Compliance Officer and AML Compliance Officer Marcie McVeigh, Assistant Treasurer

Independent Registered Public Accounting Firm Cohen & Company Ltd. 151 N. Franklin Street Suite 575 Chicago, Illinois

Primark Private-SAR-22

(b)       Not applicable

Item 2.	Code of Ethics.

Not applicable

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1].

(b)       Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Michael Bell	Portfolio Manager	Since 2020	Managing Director, Primark Advisors LLC (2020-Present); Managing Director, Forum Investment Group (2022-Present); Trustee, Forum Real Estate Income Fund (2021- 2022); CEO, Global Financial Private Capital (2015-2019)
Peter S. Wooley	Portfolio Manager	Since 2022	Co-CEO, Meketa Investment Group (1996-Present)
Stephen P. McCourt	Portfolio Manager	Since 2022	Co-CEO, Meketa Investment Group (1994-Present)
John A. Haggerty	Portfolio Manager	Since 2022	Managing Principal, Meketa Investment Group (1996-Present)
Ethan Samson	Portfolio Manager	Since 2022	Managing Principal, Meketa Investment Group (2019-present); Principal, General Counsel, Pension Consulting Alliance (2017-2019) General Counsel, Cambia Health Solutions (2013-2017)
Steven Hartt	Portfolio Manager	Since 2022	Managing Principal, Meketa Investment Group (2010-Present)

Amy Hsiang	Portfolio Manager	Since 2022	Managing Principal, Meketa Investment Group (2021-present); Head of Fixed Income & Alternative Research, RVK, Inc. (2010-2021)

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2022:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in thousands)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in thousands)
Michael Bell	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Peter S. Wooley	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	4	$3,095,000	0	0

Stephen P. McCourt	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	3	$7,421,000	0	0
John Haggerty	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	45	$7,980,000	0	0

Ethan Samson	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	45	$7,980,000	0	0

Steven Hartt	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	45	$7,980,000	0	0

Amy Hsiang	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Assets as of 12/31/2021

Potential Conflicts of Interests

The Adviser and Sub-Adviser may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser and Sub-Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser and Sub-Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser and Sub-Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s)

Portfolio Managers from Primark Advisors LLC receive no cash compensation, but may receive employee benefits (such as health care and participation in 401(k) plans). They will receive distributions from the registrant and the Adviser consistent with their ownership interest in each.

Compensation for Meketa professional staff includes: (i) a competitive base salary; (ii) participation in one or more incentive compensation plans that are merit-based and discretionary; (iii) the firm’s profit-sharing plan with 401(k) provision (the profit-sharing plan is available to all employees following thirty days of employment and includes a company-matching provision); and (iv) the senior staff of Meketa participates in equity ownership and incentive compensation. Senior employees participate in direct ownership, while additional employees participate in a deferred compensation program. Meketa Investment Group intends to continue to expand the ownership of the firm to other senior professionals.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of September 30, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Bell	$500,001–$1,000,000

Peter S. Wooley	none

Stephen P. McCourt	none

John A. Haggerty	none

Ethan Samson	none

Steven Hartt	none

Amy Hsiang	none

(b) The information provided within this Item 8 on this Form N-CSRS should replace the information included on the Fund’s most recent annual Form N-CSR filing as of March 31, 2022.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(a)(5) Proxy Voting Procedures of Registrant: Not applicable

(a)(6) Proxy Voting Procedures of Primark Advisors LLC: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Primark Private Equity Investments Fund

By (Signature and Title)*		/s/ Michael Bell

Michael Bell, President (Principal Executive Officer)

Date	December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael Bell

Michael Bell, President (Principal Executive Officer)

Date	December 5, 2022

By (Signature and Title)*		/s/ Derek Mullins

Derek Mullins, Treasurer (Principal Financial Officer)

Date	December 5, 2022

* Print the name and title of each signing officer under his or her signature.